Aberdeen Funds: Summary Prospectus

Aberdeen International Equity Fund

February 25, 2013, as amended and restated July 15, 2013

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/literatureequity. You can also get this information at no cost by e-mailing a request to openend.funds.us@aberdeen-asset.com, calling 866-667-9231 or asking your financial advisor. The Fund's prospectus and Statement of Additional Information, both dated February 25, 2013, as supplemented to date, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2013, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: GIGAX  Class C: GIGCX  Class R: GIRRX  Institutional Class: GIGIX  Institutional Service Class: GIGSX

Objective

The Aberdeen International Equity Fund (the "International Equity Fund" or the "Fund") seeks long-term capital appreciation by investing primarily in equity securities of companies located in Europe, Australasia, the Far East and other regions, including emerging countries.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Equity Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Investing with Aberdeen Funds: Choosing a Share Class–Reduction and Waiver of Class A Sales Charges" section on page 179 of the Fund's prospectus and in the "Additional Information on Purchases and Sales"–"Waiver of Class A Sales Charges" and "Reduction of Sales Charges" section on pages 145-147 of the Fund's Statement of Additional Information.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	1.00%	None	None	None
Redemption/Exchange Fee (as a percentage of amount redeemed or exchanged) (for shares redeemed or exchanged within 90 days after the date of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	None	None
Other Expenses	0.37%	0.26%	0.33%	0.26%	0.42%
Total Annual Fund Operating Expenses	1.42%	2.06%	1.63%	1.06%	1.22%
Less: Amount of Fee Limitations/Expense Reimbursements[2]	0.00%	0.00%	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses After Fee Limitations/Expense Reimbursements	1.42%	2.06%	1.63%	1.06%	1.22%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.10% for all Classes of the Fund at least through February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the applicable expense limitation in the contract at the time the fees were limited or expenses are paid. This contract may not be terminated before February 28, 2014 or the effective date of the 2014 annual update to the registration statement, whichever occurs first.

  Aberdeen International Equity Fund: Summary Prospectus as of February 25, 2013, as amended and restated on July 15, 2013  01

Example

This Example is intended to help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the International Equity Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year, no change in expenses and the expense limitations (if applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$711	$998	$1,307	$2,179
Class C shares	$309	$646	$1,108	$2,390
Class R shares	$166	$514	$887	$1,933
Institutional Class shares	$108	$337	$585	$1,294
Institutional Service Class shares	$124	$387	$670	$1,477

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$209	$646	$1,108	$2,390

Portfolio Turnover

The International Equity Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 15.29% of the average value of its portfolio.

Principal Strategies

As a non-fundamental policy, under normal circumstances, the International Equity Fund invests at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities issued by companies that are located in, or that derive the highest concentration of their earnings or revenues from, a number of countries around the world other than the U.S. Some of these countries may be considered to be emerging market countries. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts.

If the Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and will change the name of the International Equity Fund.

The Fund may invest in securities of any market capitalization.

Principal Risks

The International Equity Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments–and therefore, the value of Fund shares–may fluctuate. These changes may occur because of:

•  Stock Market Risk: the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

•  Foreign Risk: foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

•  Emerging Markets Risk: a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets.

•  Selection Risk: the investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

•  Small- and Mid-Cap Securities Risk: in general, stocks of small-and mid-cap companies may be more volatile and less liquid than larger company stocks.

•  Impact of Large Redemptions and Purchases of Fund Shares: Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle.

If the value of the Fund's investments goes down, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the International Equity Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges or taxes. If the applicable sales charges or taxes were included, the annual total returns would be lower than those shown. The returns in the table reflect the maximum sales charge for Class A. The table compares the Fund's average annual total returns to the returns of a broad-based securities index. Remember, however, that past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The returns presented for the International Equity Fund for periods prior to June 23, 2008 reflect the performance of a predecessor fund (the "Predecessor Fund"). The International Equity Fund adopted the performance of the Predecessor Fund as the result of a reorganization on June 23, 2008 in which the International Equity Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The International Equity Fund and the

02  Aberdeen International Equity Fund: Summary Prospectus as of February 25, 2013, as amended and restated on July 15, 2013

Predecessor Fund have substantially similar investment objectives and strategies.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Class R returns prior to the commencement of operations of Class R of the Predecessor Fund (inception date: December 30, 2003) are based on the previous performance of Class B shares of the Predecessor Fund. Institutional Class returns prior to the commencement of operations of the Institutional Class of the Predecessor Fund (inception date: June 29, 2004) are based on the previous performance of the Institutional Service Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities.

Annual Total Returns–Class A Shares (Years Ended Dec. 31)

Best Quarter: 26.47% – 2nd quarter 2009
Worst Quarter: -25.42% – 3rd quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Returns–as of December 31, 2012

	1 Year	5 Years	10 Years
Class A shares–Before Taxes	9.02%	-3.10%	11.41%
Class A shares–After Taxes on Distributions	8.21%	-3.70%	10.90%
Class A shares–After Taxes on Distributions and Sale of Shares	5.82%	-2.97%	9.97%
Class C shares–Before Taxes	14.83%	-2.62%	11.30%
Class R shares–Before Taxes	15.35%	-2.15%	11.80%
Institutional Class shares–Before Taxes	16.00%	-1.64%	12.40%
Institutional Service Class shares– Before Taxes	15.84%	-1.72%	12.36%
MSCI All Country World ex U.S. Index (reflects no deduction for fees, expenses or taxes)	17.39%	-2.44%	10.22%

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the International Equity Fund's investment adviser. The Adviser has selected Aberdeen Asset Managers Limited ("AAML") as subadviser to the Fund.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the Fund Since
Stephen Docherty	Head of Global Equities	2009
Bruce Stout	Senior Investment Manager	2009
Jamie Cumming, CFA®	Senior Investment Manager	2009
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2009

  Aberdeen International Equity Fund: Summary Prospectus as of February 25, 2013, as amended and restated on July 15, 2013  03

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A and Class C Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Asset Accumulation Plan	$1,000
Additional Investments (Automatic Asset Accumulation Plan)	$50
Class R Shares
To open an account	No Minimum
Additional investments	No Minimum
Institutional Class Shares
To open an account	$1,000,000
Additional investments	No Minimum
Institutional Service Class Shares
To open an account	$1,000,000
Additional investments	No Minimum

Minimum investment requirements do not apply to purchases by employees of the Adviser or its affiliates (or their spouses, children or immediate relatives), or to certain retirement plans, fee-based programs or omnibus accounts. Certain endowments, non-profits, and charitable organizations may also be eligible for waiver of minimum investment requirements. If you purchase shares through an intermediary, different minimum account requirements may apply. The Trust reserves the right to waive the investment minimums under certain circumstances.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

04  Aberdeen International Equity Fund: Summary Prospectus as of February 25, 2013, as amended and restated on July 15, 2013

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